UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

NETSCOUT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26251	04-2837575
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

310 Littleton Road

Westford, MA 01886

(Address of principal executive offices and zip code)

(978) 614-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NTCT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On May 28, 2026, the audit committee (the “Audit Committee”) of the board of directors (the “Board”) of NetScout Systems, Inc. (the “Company”), (i) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, and (ii) appointed KPMG LLP (“KPMG”) to serve as the Company’s new independent registered public accounting firm for the fiscal year ending March 31, 2027.

The report of PwC on the consolidated financial statements of the Company for the fiscal years ended March 31, 2026 and 2025 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the Company’s audits for the fiscal years ended March 31, 2026 and 2025 and during the subsequent interim period through May 28, 2026, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that would have caused PwC to report the disagreement if it had not been resolved to the satisfaction of PwC or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided PwC with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “Commission”) and requested that PwC provide a letter addressed to the Commission stating whether it agrees with the foregoing statements. A copy of this letter from PwC, dated June 3, 2026, is filed as Exhibit 16.1 to this report.

During the fiscal years ended March 31, 2026 and 2025 and the subsequent interim period through May 28, 2026, neither the Company nor anyone on its behalf consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are defined in Regulation S-K Item 304(a)(1)(iv) and (v), respectively.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the U.S. Securities and Exchange Commission, dated June 3, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC.

By:	/s/ Anthony Piazza
Anthony Piazza
Executive Vice President and Chief Financial Officer

Date: June 3, 2026